UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2021

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Avenue, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 16690 Collins Avenue, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398767

(Former Name or Former Address, if Changed Since Last Report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Ted Papapostolou was appointed as Chief Financial Officer of Icahn Enterprises L.P. (“Icahn Enterprises”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), and Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), the general partner of Icahn Enterprises and Icahn Enterprises Holdings, effective as of November 8, 2021, and is continuing in his roles as Chief Accounting Officer and Secretary. On December 1, 2021, the Board of Directors (the “Board”) of Icahn Enterprises GP appointed Mr. Papapostolou to the Board, filling a vacancy on the Board resulting from the previously announced resignation of Aris Kekedjian on November 5, 2021. Biographical and other information regarding Mr. Papapostolou is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed by Icahn Enterprises and Icahn Enterprises Holdings on February 26, 2021, and is incorporated by reference herein.

Other than as described or incorporated by reference herein, there are no arrangements or understandings between Mr. Papapostolou and any other persons pursuant to which he was selected as a director of the Board, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Financial Officer and Chief Accounting Officer

Date:   December 3, 2021

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Financial Officer and Chief Accounting Officer

Date:   December 3, 2021